SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): MAY 31, 2007

AVICI SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-30865	02-0493372
(Commission file number)	(I.R.S. employer identification no.)

101 Billerica Avenue, North Billerica, MA 01862

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 964-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2007, the shareholders of Avici Systems Inc. (the “Company”) voted to approve the amendment and restatement of the Company’s Amended 2000 Stock Option and Incentive Plan (the “2000 Plan”), 1997 Stock Incentive Plan (the “1997 Plan”) and 2000 Non-Employee Director Stock Option Plan (the “2000 Director Plan” and collectively, the “Plans”). The restatements of the Plans clarify the provisions under and, in the case of the 2000 Director Plan, reconcile inconsistencies with the other Plans with respect to equitable adjustments applicable to, among other things, outstanding awards and the number of shares available for grant under the Plans in the event of extraordinary events, such as a special cash dividend. The restatements further provide greater clarity for the Board of Directors of the Company, upon consummation of any specific acquisition of the Company, to accelerate the vesting of options and other outstanding awards. In the case of the 2000 Plan, the restatement aligns the 2000 Plan with the other Plans and the Company’s general practice to limit the maximum term of options under the Plans. In addition, in further consideration of principles of best practices, each of the Plans is also amended to provide that no award shall be repriced by cancellation or amendment of such award without shareholder approval, other than in connection with provisions applicable to equitable adjustment or an acquisition of the Company, if the effect would be to reduce the exercise price for the shares underlying the award. The definition of fair market value in the 2000 Director Plan has also been amended in light of the approval of Nasdaq as a securities exchange and new SEC option disclosure obligations.

Item 8.01. Other Events.

On May 31, 2007, the Company issued a press release announcing that the ex-dividend date for the previously declared special dividend of $2.00 per share is June 7, 2007.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amended and Restated 2000 Stock Option and Incentive Plan.

10.2	Amended and Restated 1997 Stock Incentive Plan.

10.3	Amended and Restated 2000 Non-Employee Director Stock Option Plan.

99.1 Press release dated May 31, 2007, announcing the ex-dividend date for the previously declared special dividend of $2.00 per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVICI SYSTEMS INC.
Date: May 31, 2007

	By:	/S/ WILLIAM J. STUART
William J. Stuart Chief Financial Officer, Senior Vice President of Finance, Secretary and Treasurer

Exhibit Index

10.1	Amended and Restated 2000 Stock Option and Incentive Plan.

10.2	Amended and Restated 1997 Stock Incentive Plan.

10.3	Amended and Restated 2000 Non-Employee Director Stock Option Plan.

99.1	Press release dated May 31, 2007, announcing the ex-dividend date for the previously declared special dividend of $2.00 per share.